                                                                      Exhibit 24

                              CONFIRMING STATEMENT

        This Statement confirms that the undersigned, William E. Oberndorf, Bill
& Susan Oberndorf Foundation, Oberndorf Investments LLC, Peter C. Oberndorf and
the Peter Oberndorf Irrevocable Trust, dated 6/30/89, have authorized and designated each of William E. Oberndorf and Gary Scheier to execute and file on the undersigned's behalf all Forms 3, 4, and 5 (including any amendments thereto) that the undersigned may be required to file with the U.S. Securities
Exchange Commission as a result of the undersigned's ownership of or transactions in securities of AppFolio, Inc. The authority of William E.
Oberndorf and Gary Scheier under this Statement shall continue until the undersigned is no longer required to file Forms 3, 4, and 5 with regard to their ownership of or transactions in securities of AppFolio, Inc., unless revoked in writing. The undersigned acknowledge that William E. Oberndorf and Gary Scheier are not assuming any of the undersigned's responsibilities to comply with
Section 16 of the Securities Exchange Act of 1934.

                               William E. Oberndorf

                                    /s/ William E. Oberndorf
                                    -------------------------------------------
                               Bill & Susan Oberndorf Foundation

                               By   /s/ William E. Oberndorf
                                    -------------------------------------------
                                    Name:    William E. Oberndorf
                                    Title:   Director

                               Oberndorf Investments LLC

                               By   /s/ William E. Oberndorf
                                    -------------------------------------------
                                    Name:    William E. Oberndorf
                                    Title:   Authorized Person

                               Peter C. Oberndorf

                                    /s/ Peter C. Oberndorf
                                    -------------------------------------------

                               Peter Oberndorf Irrevocable Trust, dated 6/30/89

                               By   /s/ William E. Oberndorf
                                    -------------------------------------------
                                    Name:    William E. Oberndorf
                                    Title:   Trustee